MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (IRA SERIES)

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Merrill Lynch Life Variable Annuity Separate Account D

Supplement Dated May 1, 2020

to the

Prospectuses dated May 1, 2018

And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML of New York Variable Annuity Separate Account D

Supplement Dated May 1, 2020

to the

Prospectuses dated May 1, 2014

Effective on or about May 15, 2020 (the "Merger Date"), based on changes to the underlying fund portfolios, the following merger will occur:

EXISTING SUBACCOUNT	ACQUIRING SUBACCOUNT	EXISTING PORTFOLIO	ACQUIRING
PORTFOLIO
Invesco Mid Cap Core Equity Fund	Invesco Oppenheimer Main Street Mid	Invesco Mid Cap Core Equity	Invesco Oppenheimer Main
	Cap Fund®	Fund	Street Mid Cap Fund®

We have been informed that on or about May 15, 2020, the underlying fund referenced above under Existing Subaccount will merge into the Acquiring Subaccount. If you would like to transfer out of the Existing or Acquiring Subaccount prior to or after the merger date, you may transfer your policy value to any of the subaccounts listed in your Prospectus.

Please make sure that a transfer request does not violate any allocation guidelines and/or restrictions in place for your policy applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing). As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the money market subaccount.

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another subaccount due to the merger, you will not be charged for the transfer to another available subaccount if made prior to the merger or within 30 days after the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectuses for the

Merrill Lynch Investor Choice Annuity (Investor Series) dated May 1, 2014